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Amarin Corporation plc
(Name of Registrant as Specified In Its Charter)

Sarissa Capital Catapult Fund LLC
Sarissa Capital Hawkeye Fund LP
ISP Fund LP
Sarissa Capital Offshore Master Fund LP
Sarissa Capital Master Fund II LP
Sarissa Capital Athena Fund Ltd
Atom Master Fund LP
Sarissa Capital Fund GP LP
Sarissa Capital Fund GP LLC
Sarissa Capital Offshore Fund GP LLC
Sarissa Capital Management GP LLC
Sarissa Capital Management LP
Alexander J. Denner, Ph.D.
Patrice Bonfiglio
Paul Cohen, M.D.
Mark DiPaolo
Keith L. Horn
Odysseas Kostas, M.D.
Louis Sterling III
Diane E. Sullivan

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 Amarin: Company Background  2  Headquartered in UK, Amarin is a global biopharma company with one marketed drug Vascepa/Vazkepa for cardiovascular disease  Financial Summary  Business Overview  2013: US launch of Vascepa to treat severe hypertriglyceridemia  2019: FDA grants Vascepa label expansion for cardiovascular risk reduction  2021: First approval in Europe as Vazkepa  2020: First generic for Vascepa launches in US  *2022 revenue based on midpoint of Amarin guidance (1/10/23)  Shares outstanding and debt from 10-Q filed on 10/27/22  Cash from Amarin guidance (1/10/23)

 Amarin is a tale of two geographies  Jan. 2013: US launch of Vascepa for severe hypertriglyceridemia   Dec. 2019: FDA expanded label to include cardiovascular risk reduction benefit  March 2020: Amarin lost patent lawsuit  Nov. 2020: Generics entered the US market  Today: Revenues have meaningfully declined from generic competition; the company has <60% US market share  3  US Market Faces Generic Competition  European Launch Underway  March 2021: Vazkepa first approved in Europe with exclusivity until early 2030s  Today: Amarin seeking reimbursement and pricing decisions and launching the medicine   German reimbursement unsuccessful  U.K. launch underway  Other European launch decisions appear delayed  Source: IMS Scripts

 Sarissa Capital has best-in-class expertise in shareholder engagement in the healthcare sector  4  A bottom-up approach focusing on high quality drugs at deep value entry points. Actively works to execute an operational turnaround often through board influence and shareholder support  Investment Process  Sarissa Capital, founded in 2013, is an institutional fund focused on constructive shareholder engagement in the healthcare sector  Strategy

 Sarissa has a history of creating value for shareholders in the healthcare space  5  Acquired 2020, $9.7 Bn   Acquired 2018, $11.6 Bn   Acquired 2017, $5.2 Bn   Acquired 2014, $3.85 Bn  Position initiated 2015  Sarissa joined board 2016  Chairman of the Board 2018 - 2020  Position initiated 2017  Sarissa joined board 2017  Position initiated 2013  Sarissa joined board 2014  Chairman of the Board 2016 - 2017  Position initiated 2013

 VOTE THE BLUE PROXY CARD FOR CHANGE AT AMARINDO NOT VOTE the WHITE proxy cardVote “FOR” the election of Sarissa nominees Vote “FOR” the removal of Chairman Per Wold-Olsen The General Meeting of Amarin shareholders is scheduled for February 28, 2023, BUT IN ORDER FOR YOUR VOTE TO BE VALID SARISSA MUST SUBMIT YOUR VOTE BEFORE 10 AM EST (NEW YORK TIME) ON FEBRUARY 22, 2023. THEREFORE, WE ARE ASKING THAT ALL HOLDERS SUBMIT THEIR VOTE BY 11:59 PM EST (NEW YORK TIME) ON TUESDAY, FEBRUARY 21, 2023 (THE NIGHT BEFORE) OR THE EARLIEST TIME POSSIBLE.   6  #FreeAmarin

 Summary  Amarin has a track record of destroying shareholder value  Amarin overpromised and underdelivered again in 2022  Amarin has demonstrated poor capital allocation and may further dilute shareholders  Governance at Amarin run by Chairman Wold-Olsen fails shareholders  Removing Chairman Wold-Olsen and adding Sarissa candidates to the board are in the best interests of shareholders  7

 8  MACE defined as: cardiovascular death, nonfatal myocardial infarction, nonfatal stroke, coronary revascularization, or unstable angina  Source: Vascepa FDA Label, NEJM 2019  Only 21 patients need to be treated to avoid a potentially disabling and expensive cardiovascular event!   Vascepa proven to meaningfully reduce CVD or cardiovascular events in patients already on statins

 CVD prevention is a large market opportunity  9  *2022 Entresto worldwide sales  AMRN January 2019 Presentation. 1) Adapted from Heron M, Anderson RN. NCHS Data Brief. 2016;(254):1-8. Figure 1: Number of deaths due to heart disease and cancer: United States, 1950-2014. 2) KochanekKD et al. NCHS Data Brief. 2017;(293):1-8.  Peak Year  2006  2011  * Not yet at peak

 Amarin has unfortunately destroyed meaningful shareholder value  10  Effective Drug with Massive Market  Massive ongoing value destruction by Amarin  “AMRN will be held forth as the perfect example of how a wondrous product can be destroyed by totally incompetent management.”  - Physician and shareholder

 Amarin shareholders have lost a lot of moneysince FDA approval for CVD prevention  11  Sept. 2018: REDUCE-IT Study Results Announced  Dec. 2019: FDA Vascepa label expanded  *Total return calculated between Dec 13, 2019 (date of FDA label expansion for Vascepa) and Jan 31, 2023  -92% Total Return!*  -$7.9bn

 Amarin has massively underperformed the biotech index since label expanded to include outcomes benefit  12  *Price return calculated between Dec 13, 2019 and Jan 31, 2023  IBB Performance +13.2%   AMRN Performance -92.3%   Price Performance since Vascepa Outcomes Label Expansion on   December 13, 2019  Difference of 105.5%

 In 2022 alone, shareholders lost >$840 M as the stock dropped >64%  13  *Total return and market cap change calculated from 12/31/2021 to 12/30/2022  -64% Total Return!*

 14  Amarin should align pay with performance  How much should have shareholders paid (and pay) for the performance in recent years?  Source: Amarin Corporate Filings DEF 14A May 24, 2022

 Amarin has always run negative cash flows from operations since its drug was approved in 2012  15  *2022 revenue based on midpoint of Amarin guidance and cash flows from operation based on estimates from Amarin as of 1/10/23  Approximate   cash spend  Perpetually running an unprofitable company is NOT sustainable, much less what shareholders want

 Amarin’s subscale commercialization strategy is flawed and destroys shareholder capital  16  Just in adult primary care, ~240k doctors in US   Large number  Large marketing infrastructure becomes an unavoidable “fixed” cost!  Source: AAMC Physician Specialty Data Report 2019  https://www.aamc.org/data-reports/workforce/interactive-data/active-physicians-us-doctor-medicine-us-md-degree-specialty-2019  Maximizing Vascepa’s value requires marketing to many prescribers, both primary care doctors and cardiologists

 Pharma companies leverage their salesforce by giving sales reps multiple drugs to sell  17  More efficient use of salesforce  Sales rep   A  (Amarin)  Sales rep   B  Amarin commercializing only one drug is inefficient

 Large pharmaceutical companies benefit from economies of scale, leaving smaller companies like Amarin at a disadvantage  18  Source: Bloomberg (2/1/23)  >300 fold!  Hence, large pharma has historically commercialized cardiovascular medicines, such as Lipitor, Entresto, etc.

 Maintaining a subscale commercial infrastructure destroys shareholder capital  19  *Average of Bloomberg consensus estimates (2/1/23)  Another company already in primary care and cardiology would likely need little incremental expense to sell Vascepa

 Given Amarin’s blunders, we fear management will destroy further value in trying to create scale via business development   20  Source: Jefferies LLC London Healthcare Conference 2022 and JP Morgan 41st Annual Healthcare Conference 2023  Broker conference (1/2023)  Broker conference (11/2022)  Given Amarin’s history of destroying shareholder capital, we do not trust the current team to generate (and not destroy) shareholder value through business development

 In 2022, Amarin continued to make missteps and waste shareholder capital  21  Source: Company Filing 1/12/23  *Estimated with 9 months Cash Flows from Operations from financial statements and preliminary 4Q22 cash burn  These statements are gravely concerning because they reflect a total lack of understanding of events and the need to maximize shareholder value

 Amarin’s board needs shareholder representation to prevent further destruction of shareholder value   22

 Summary  Amarin has a track record of destroying shareholder value  Amarin overpromised and underdelivered again in 2022  Amarin has demonstrated poor capital allocation and may further dilute shareholders  Governance at Amarin run by Chairman Wold-Olsen fails shareholders  Removing Chairman Wold-Olsen and adding Sarissa candidates to the board are in the best interests of shareholders  23

 After Chairman Per Wold-Olsen joined the board in January 2022, Amarin’s missteps continued  24  -44% Price Return*  *Price return calculated between Jan 10, 2022 and Jan 31, 2023  Jan 2022: PerWold-Olsen appointed to Board as Director  May 2022: Per-Wold-Olsen named Chairman of the Board

 Amarin adapted slowly to changing market dynamics in US, even after 2 generics launched  March 2020 - AMRN loses patent lawsuit in Nevada District Court  September 2020 – AMRN loses patent appeal at US Court of Appeals  November 2020 – launch of 1st generic by Hikma  June 2021 – launch of 2nd generic by Dr Reddy’s  January 2022 – launch of 3rd generic by Apotex  25  By June 2021, two generics had launched in the US   In 64 A.D., Emperor Nero allegedly played the fiddle while Rome burned

 Amarin was fully aware of additional, potential (3rd and 4th) generic launches lurking  26  Amarin 10-Q (November 2021)  The potential for a third and fourth generic entrant, FDA approved in September 2020 and June 2021 respectively, was clear to even Amarin

 Amarin fully understood the disruptive potential from increasing generic competition  27  Amarin 10-Q (November 2021) – Risk Factors

 In January 2022, a third generic manufacturer entered the market and was quickly disruptive  28  Amarin management – 1Q22 earnings call  Lo and behold, as expected, third generic entrant “adversely impacted the volume as well as the net pricing of branded VASCEPA”

 Despite new market dynamics, Amarin took 6 months to announce cost reduction plan  29  January 2022:  3rd generic entrant  June 2022:  “Comprehensive Cost Reduction Plan”  6 months!  The delayed response to a foreseeable event led to the destruction of shareholder capital

 Amarin was still hiring new sales reps on LinkedIn in late April 2022  30  Source: LinkedIn website, accessed on May 13, 2022

 Interviewing of candidates in April 2022 confirmed by Glassdoor  31  Source: Glassdoor website, accessed in December 2022

 With Teva’s launch of a fourth generic Vascepa, shareholders are concerned Amarin’s response will again be slow and insufficient  32  Fourth generic launch  Shareholders’ concern that Amarin is again not ready with a plan  Z  z  z  Z  z  z  Z  z  z

 Meanwhile, leadership overpromises and underdelivers on international launches - goal posts continue to shift  33  *Source: AMRN First Quarter 2022 and J.P. Morgan Healthcare Conference 2023 Presentation  First Quarter 2022 Presentation  J.P. Morgan 2023 Healthcare Conference  Israel is one of many countries in which launch delayed

 The “promised” China Vascepa approval hasn’t occurred for 2 years  34  Amarin Full Year 2020 Earnings (February 2021)  Amarin Full Year 2021 Earnings (March 2022)  It’s 2023… Vascepa is still not approved in China  Source: Company earnings

 And in touting 2022 progress, management is really stretching the definition of “international” approvals  35  Sources: AMRN First Quarter 2022 and January 10, 2023 Press Release; FDA Website  Amarin January 10, 2023 Press Release   ?  ?  ?  As FDA responsibilities include Puerto Rico and FDA extended Vascepa’s label in 2019  incremental “regulatory approval” in Puerto Rico is a disingenuous attempt by company to pad its 2022 progress

 “Switcheroos” by management to hide their lack of international progress are insincere  36  Sources: AMRN First Quarter 2022 and January 10, 2023 press release   Amarin First Quarter 2022 Presentation  Amarin January 10, 2023 Press Release   Geographies don’t match up… (Puerto Rico, aside)

 Amarin behind schedule on launch of Vazkepa (aka Vascepa) in Europe, key market after US  37  “In Europe, we are on-track to deliver on our commitment to obtain pricing and reimbursement approval in up to eight European markets and to launch in up to six European markets this year [2022]…”  Karim Mikhail, President / CEO   Oct 27, 2022  1  2  3  4  5  Amarin promises 6 launches, delivers 5 launches and loses Germany  EU5  EU5  EU5  EU5  Germany – critical missing country  EU5  EU5 represents 5 of the largest pharmaceutical markets in Europe  J.P. Morgan 2023 Healthcare Conference (January 2023)

 In 2022, Amarin pledged up to 8 EU reimbursement decisions but achieved only 3 national reimbursements  38  “In Europe, we are on-track to deliver on our commitment to obtain pricing and reimbursement approval in up to eight European markets and to launch in up to six European markets this year [2022]…”  Karim Mikhail, President / CEO   Oct 27, 2022  Even with 2 months left in 2022, Amarin promises 8 reimbursement decisions and only delivered 3 true national reimbursements  EU5  EU5  EU5  EU5  EU5 represents 5 of the largest pharmaceutical markets in Europe  1  2  3  Germany – critical missing country  EU5  J.P. Morgan 2023 Healthcare Conference (January 2023)

 Traditionally, 5 key markets in Europe (EU5)  39  Germany  France  United Kingdom   Spain  Italy  68.5M  84.2M  Source: census.gov/popclock/world  68.1M  61M  47.2M  Population

 Amarin failed to achieve reimbursement in Germany, typically one of the largest markets in Europe  40  Source: AMRN 8K August 19, 2022

 Although EMA approved in 2021, the pricing decision and publication in France (another large market) looks potentially delayed until 2024  41  J.P. Morgan Healthcare Conference Presentation, January 2023  *Source: AMRN J.P. Morgan 2023 Presentation (January 2023)  The appearance of “2024” is surprising, as Amarin has been in price negotiations since early 2022  ?  ?  ?  Potentially 3 years after drug approval!

 Almost two years have passed since Vazkepa’s approval in Europe and investors still have little visibility into future European revenues  42  March 2021  European approval of Vazkepa  January 2023  Investors extrapolating from latest datapoint:   3Q22 European revenue of $0.7 M  Roughly 2 years!  Delay = destruction of shareholder capital

 In Europe, Amarin couldn’t convince Germany to reimburse a life-saving and cost-saving drug  43  Amarin 2Q22 Earnings  *“No” in German  Germany historically is a top revenue generating country for pharmaceuticals in Europe  “Nein”*

 Management blames everyone and everything except itself for the German launch failure  44  UK Launch Ongoing  Amarin 1Q22 Earnings - May 2022  J.P. Morgan Healthcare Conference Presentation - January 2023  Although reimbursement discussions are complex, management deserves some responsibility for the regulator “mischaracterizing” the data

 Amarin’s negotiation focused on maximizing price per patient which failed to convince German payors  45  We think you should pay us $$$ for each dose of drug  No, thank you  Note, not an actual depiction of the discussion  Germany  Amarin at broker conference – November 2022  Ultimately, negotiations failed due to disagreement on drug price

 Countries with single-payor systems, including Germany, are incentivized to reduce economic health costs  Unlike the U.S., many countries have a one payor system that is responsible for the entire lifetime healthcare costs of their citizens  Any improvement in the health of their citizens is an economic benefit gained by the country  46  Improved health of citizens  Reduced healthcare costs  Longer, happier, more productive lives of citizens

 Amarin should pursue a more compelling population based health approach for single payor systems, including Europe  47  Annual licensing fee replaces current maximum tolerated price approach  Ex: New “Netflix subscription” for the entire country  Health benefits and financial savings  Population based health approach – subscription model

 A subscription revenue model unlocks value for patients, countries, and biopharma company  48  Subscription Pricing Model  Traditional Pay Per Use  Single payor countries know how much cardiovascular disease costs their economies   Helps single payor healthcare systems budget costs  Low cost to treat an additional patient  Broader patient access to drug  Low drug launch risk for biopharma company  Win-win-win for patients, payors and Amarin

 Framing the health economic savings helps governments understand the value proposition  49  Germany spent >€28 billion on cardiovascular disease (CVD) in 2015.*   For an annual licensing fee, at a fraction of what Vazkepa will save you in CVD cost, we will supply Vazkepa to your country.   Wow, for a known amount, we get broad access to keep our citizens healthier and save us healthcare costs! This will help our budgeting and our expenses!   Source: European CVD Statistics 2017   Germany

 Case Study: The Medicines Company, a prior Sarissa portfolio company, had a very similar profile as Amarin  50  Single asset company  Novel cardiovascular disease drug  Small company attempting to commercialize in a massive market  Sarissa board membership  Innovative commercialization strategy  Significant unlocking of shareholder value*  ✓  ✓  ✓  ✓  ✓  ✓  ✓  ✓  ✓  X  X  X  *Source: Novartis press release dated November 24, 2019

 To commercialize a cardiovascular drug, The Medicines Company thought outside the box  51

 The Medicines Company laid the groundwork for population health program with UK’s National Health Service (NHS)  52  The Medicines Company signed Memorandums of Understanding (MOUs) in January 2020 for a collaboration with the UK’s NHS immediately after it was acquired by Novartis  Source: Novartis press release, September 2021  The Medicines Company and Sarissa worked together to catalyze paradigm change in population health management and commercialization of drugs

Sarissa Capital & The Medicines Company timeline

The Medicines Company



Informal influence
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MDCO announces positive phase 1 data for its LDL-C lowering drug candidate inclisiran
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Positive phase 2 inclisiran data announced
MDCO announces major restructuring to bring headcount to fewer than 60 employees, excl. planned sale of infectious disease business (vs. ~400 at end-2016)
MDCO announces sale of its infectious disease business
Novartis announces MDCO acquisition at $85 per share (Sarissa average cost basis ~$27 per share)
MDCO announces positive pivotal phase 3 ORION trial data for inclisiran
Sarissa initiates a position
Fred Eshelman appointed as Chairman of the Board
Sarissa joins the Board
Board reconstituted
Sarissa's Alex Denner named Chairman of the Board
New CEO appointed
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SARISSA CAPITAL
MANAGEMENT LP

53

 Our repeated discussions of The Medicines Company as a case study fell on deaf ears  54  In multiple discussions with Amarin, we explained how our efforts at The Medicine Company led to a resounding success for shareholders and how lessons from our experience are very applicable at Amarin

 Summary  Amarin has a track record of destroying shareholder value  Amarin overpromised and underdelivered again in 2022  Amarin has demonstrated poor capital allocation and may further dilute shareholders  Governance at Amarin run by Chairman Wold-Olsen fails shareholders  Removing Chairman Wold-Olsen and adding Sarissa candidates to the board are in the best interests of shareholders  55

 Management’s operational blunders have weakened Amarin’s cash coffers  56  Bloated expenses  Poor Working Capital Management  Slow to cut U.S. costs  Subscale business

 Amarin has negative free cash flows despite significantly growing revenues since 2012  57  Management spends money faster than they make it. Perpetually running an unprofitable company is NOT sustainable  Vascepa first approved in 2012  *2022 revenue based on midpoint of Amarin guidance and free cash flows based on estimates from Amarin as of 1/10/23

 As company burns through cash, management preoccupied with “positive contribution margin” in US  58  Amarin management – 2022  Source: J.P. Morgan 2022 Conference Call and Company Earnings 3Q22

"Contribution margin" obfuscates true condition of US business and free cash flow to shareholders

$$U.S.\ Contribution\ Margin = Gross\ Profit - U.S.\ Sales\ and\ Marketing\ Expense$$

Size of contribution margin not known

Does Amarin include restructuring of cost of goods?

R&D spend not included

Ignores net working capital changes

Are salesforce restructuring expenses included?

General and administrative expenses not included

Contribution margin touted by management as the most important metric to assuage shareholders but never tells its shareholders what that number is

SARISSA CAPITAL MANAGEMENT LP

59

What shareholders care about is maximizing return on investment and cash extracted from US business, not “positive contribution margin”  60  “Positive contribution margin” touted by management  Amarin maximizing cash from US business and its return on investment  Shareholders prefer that Amarin maximize its cash from the US business over simply a “positive contribution margin”  “Trust us, we’re getting milk”

 Changes in net working capital are important to free cash flow. Ex, Amarin slow to manage inventory  61  * Based on Amarin corporate estimates  Amarin dilly-dallied for years, only amending its supply agreements in 3Q22. Meanwhile, cash is being burned for unused inventory  Accumulating unnecessary inventory

 In fact, there was so much inventory that Amarin created a new line item on the balance sheet in 4Q21  62  Previously, no such line item  This Photo by Unknown Author is licensed under CC BY-SA  Source: Company filings. 2021 10-K

 Given Amarin’s poor track record of cash management and slow, reactive approach, Sarissa is concerned about company’s cash runway  63  Amarin 2021 Fourth Quarter Earnings Press Release – March 2022  Amarin 2022 First Quarter Press Release – May 2022  Amarin 2022 Third Quarter Press Release – October 2022  Shareholders don’t trust management teams that flip flop on cash runway guidance this frequently  Enough cash to cover the EU launch  Potentially running out of cash  Just kidding, never mind  Sources: Amarin Press Releases

 Sarissa does not trust management to prudently manage cash to support the EU launch  64

 Any equity raise would severely dilute existing shareholders  65  Equity Raise  Existing Shareholders Before  Existing Shareholders After

 Sarissa believes having shareholder representation on the board is needed to oversee better capital allocation decisions  66  Shareholder  Capital

 Summary  Amarin has a track record of destroying shareholder value  Amarin overpromised and underdelivered again in 2022  Amarin has demonstrated poor capital allocation and may further dilute shareholders  Governance at Amarin run by Chairman Wold-Olsen fails shareholders  Removing Chairman Wold-Olsen and adding Sarissa candidates to the board are in the best interests of shareholders  67

 -64% Total Return!*  When the board praises and rewards management for destroying value, the board truly has forsaken shareholders  68  “As a Board, we’re holding the team accountable to the highest level of operational excellence. And our assessment is that this team is delivering.”  Chairman Per Wold-Olsen  *Total return and market cap change calculated from 12/31/2021 to 12/30/2022  Source: Per Wold-Olsen January 31, 2023

 Management compensation has been insensitive to shareholder returns  69  Source: Amarin DEF14A May 24, 2022  We doubt management shared in the shareholders’ pain in 2021

 We doubt CEO Karim Mikhail’s compensation will fully reflect the poor performance under his watch  70  2022 ?  2022 Total Return**  -64%  *Total return and market cap change calculated from 7/30/2021 to 12/31/2021  **Total return and market cap change calculated from 12/31/2021 to 12/30/2022  2021 Total Return*  -19% (Aug-Dec)  AMRN stock price and performance since Karim Mikhail became CEO in August 2021

 As shareholders have suffered, directors continue to pay themselves handsomely  71  New board members are gifted $540K equity awards (options and RSUs at $0/share) on joining  Source: Company filings. Form 4 (11/2/2022)

 Even with stock trading down to ~$1/share, Amarin directors personally have purchased few shares  72  Personal purchases by directors are important signals that they believe in the company, their leadership and strategy – also known as “skin in the game”

 Shareholders are disillusioned with current board and leadership, as evidenced by the recent annual meeting vote  73  Source: Amarin’s 8-K (6/30/22)   (Votes Against + Abstentions)  (Votes Cast)  49.8%  48.4%  49.1%  49.4%  Amarin 2022 Annual Meeting Results  = ~50%

 Amarin board does not appear to value opinions of the shareholders they represent  Paraphrase of our interactions with multiple Amarin directors:  74  Sarissa: Shareholders are very unhappy with the current board. We have heard from many of them.  Amarin directors: They are mostly retail.  Sarissa: The discontent is not only with retail investors. Regardless, the shareholders are the owners of the company!  Source: Conversations between Sarissa and Amarin board members

 To better align the board with shareholder interests, shareholder representatives need to be added to the board  75  Provide financial discipline and oversight  Require that spending be justified as a driver of shareholder value  Improve corporate governance  Advocate for shareholder interests

 Sarissa is the largest shareholder and owns ~17x shares of independent directors at Amarin  76  76  *As of January 23, 2023 according to company filing on 1/31/2023  25,210,000  Sarissa purchased its shares, unlike the independent board members to whom most of shares granted as directors  Shares beneficially owned by Sarissa  Shares beneficially owned by independent directors*  >>  1,501,764 *

 Shareholders, like us, are strongly incentivized to maximize shareholder value  77

 Sarissa has a track record of creating value, including in the cardiovascular space  78  The Medicines Company (MDCO) chart  January 2015 to acquisition in January 2020  ~$8 Bn of value created for shareholders*  Data from Jan 2015 to Nov 2019.   *$8 Bn represents difference in market cap from initial investment and equity value implied by Novartis transaction  ~$10 Bn  ~$2 Bn

 Amarin board never reached out to its largest shareholder Sarissa for input on its refreshment process  October 2021 – Amarin begins board refreshment process  November 2021 – Sarissa’s position in Amarin made public  Amarin never reached out to Sarissa to discuss board refreshment  79  Amarin exhibits a pattern of ignoring its shareholders

 80  5/5/22 – Sarissa expressed increasing frustration with Amarin’s board and mgmt and Sarissa’s desire to add Sarissa representatives to the board  8/6/22 – AMRN confirmed third round of interviews (with Kristine Peterson) for August 17-24  10/20/22 – AMRN informed Sarissa that no Sarissa nominees will be added to the board  5/19/22 – AMRN emailed to schedule meeting between Sarissa and subset of AMRN board in “early to mid-June”  7/22/22 – AMRN emailed about scheduling interviews between Nom/Gov Committee and Sarissa nominees  6/14/22 – AMRN sent D&O questionnaire for Sarissa nominees to complete and asked communications to go through EVP of Legal  6/15/22 – Sarissa returned completed D&O questionnaires to AMRN  6/29/22 – AMRN emailed Sarissa that Sarissa candidates will be discussed at next board meeting  7/29/22 – AMRN confirmed first two rounds of interviews (with Paddy O’Sullivan and Lars Ekman) for August 5-9  The board, headed by Per Wold Olson, insisted on a long process which we fought to cut back to >15 weeks to interview 3 shareholder candidates  Dawdling process that lasted for >15 weeks   3/2/22 – Sarissa has an initial call with Amarin to discuss our concerns and our desire to help  4/19/22 – Sarissa further discussed our concerns and our desire to help

 The dawdling board interview process contrasted sharply with the swiftness the board has responded to Sarissa press releases  81  < 9 hours  Source: Company and Sarissa Press Releases

 Amarin board refuses to add shareholder representatives to board in favor of their own candidates  82  Amarin is refusing to add their largest shareholder, one with a track record of creating significant value in cardiovascular drug companies, such as The Medicines Company, to their board   By refusing to add shareholders, Amarin’s board is trying to insulate itself from oversight and accountability from its owners  Refusing to add Sarissa represents a blatant disregard for shareholder interests

 Per and the Amarin board are adamant to keep Sarissa principals and other shareholders out of the boardroom  83  Chairman Wold-Olsen through advisors has recently asked to interview two of Sarissa’s nominees due to the “profile” or “experience” of those candidates. Sarissa agrees that its nominees are excellent and would be great additions to the Amarin board, but it is astounding that Per and the Amarin board are adamant to keep Sarissa principals and other shareholders out of the boardroom.   Source: Amarin Definitive Proxy January 31, 2023

 84  Source: Amarin Definitive Proxy January 31, 2023  Amarin has already wasted >$4 MILLION of the company’s precious capital and is planning to waste >$7 MILLION total shareholder capital to keep Sarissa off the board

 Why is Amarin board’s afraid of adding shareholder representatives?  85  Is Amarin afraid shareholders would tie their compensation to performance?  Is Amarin hiding something?  Is Amarin afraid of accountability?

 We understand from multiple directors that Chairman Per Wold-Olsen ran the not legitimate process with Sarissa  86  A few directors acknowledged following Chairman Per Wold-Olsen’s lead and the time to interview candidates was unnecessarily lengthy (our candidacy was “up to Per”)  Amarin’s process was anything but the “comprehensive, independent, and transparent” board refreshment process that it touts  Source: Amarin Press Release January 19, 2023, conversations between Sarissa and Amarin board members

 We believe Chairman Wold-Olsen is trying to protect CEO Karim Mikhail, his former colleague at Merck  87  Despite the significant decline in Amarin’s stock value, Per told us that Karim should be applauded for his efforts

 Amarin disingenuously released record date too late for shareholders to act  88  Amarin Press Release – January 11, 2023  Amarin Company Filing – January 27, 2023  On January 11, Amarin implied in a press release that it would announce the record date with enough time for shareholders to act (e.g. recall shares from loan)  We believe the board informed shareholders of the record date weeks after they had established it in order for shareholders to have difficulty voting their shares  Sources: Amarin press release and corporate filing

 Amarin shortened the solicitation period, making it difficult to have all votes counted  89  Meeting Date: February 28, 2023  Cut Off Date for Votes Received: 10 AM EST February 22, 2023  February  23  February  24  February  25  February  26  February  27  6 days before the meeting  The company refuses to rectify its shareholders engagement issues (up to 50% of the shareholder votes were not counted at the last meeting). We believe the company is attempting to shorten the proxy period, hoping votes of frustrated shareholder are not counted

 We can only conclude that AMRN’s board does not seek real change and instead wants to remain entrenched at the expense of shareholders  90

 Red flags indicate the need for shareholder representatives on the board to defend their interests  Refusal to add shareholder representatives to board despite:  Shareholder vote of no-confidence  Largest shareholder with track record of value creation in cardiovascular space  Company’s abysmal performance  Dismissive of shareholder base  Refusal to solicit input on board refreshment from large shareholder  Amarin directors have purchased few shares despite company’s poor performance  Process run by Chairman according to directors  Management compensation poorly tied to performance  91

 Summary  Amarin has a track record of destroying shareholder value  Amarin overpromised and underdelivered again in 2022  Amarin has demonstrated poor capital allocation and may further dilute shareholders  Governance at Amarin run by Chairman Wold-Olsen fails shareholders  Removing Chairman Wold-Olsen and adding Sarissa candidates to the board are in the best interests of shareholders  92

 Sarissa has a history of creating value for shareholders in the healthcare space  93  Acquired 2020, $9.7 Bn   Acquired 2018, $11.6 Bn   Acquired 2017, $5.2 Bn   Acquired 2014, $3.85 Bn

 94  The Medicines Company (MDCO) chart  January 2015 to acquisition in January 2020  ~$8 Bn of value created for shareholders*  ~$10 Bn  ~$2 Bn  Sarissa has a track record of creating value, including in the cardiovascular space  Data from Jan 2015 to Nov 2019.   *$8 Bn represents difference in market cap from initial investment and equity value implied by Novartis transaction

 Sarissa is nominating seven qualified individuals who are aligned with shareholder interests to Amarin’s Board  95  Odysseas Kostas, M.D.  Mark DiPaolo  Icahn Capital  Patrice Bonfiglio  Arbalet Capital Management  Ridgefield   Capital Asset Management  Keith Horn  Loring CapitalAdvisors  Diane Sullivan  Louis Sterling  Paul Cohen, M.D., Ph.D

 Patrice Bonfiglio  96  Work Experience  Currently:  Chief Financial Officer and Chief Compliance Officer at Sarissa Capital  Prior, include:  Head of Operations at Arbalet Capital Management  Operations Manager at Arrowhawk Capital Partners  Senior Accountant at Ridgefield Capital Asset Management  Associate and Fund Accountant at Pequot Capital

 Currently:  Albert Resnick, M.D. Associate Professor and Senior Attending Physician at The Rockefeller University focused on adipose (fat) biology  Cardiologist at Memorial Sloan Kettering Cancer Center  Prior, include:  Postdoctoral fellowship at Dana Farber Cancer Institute and Harvard Medical School  Fellowship in Cardiovascular Medicine at Brigham and Women’s Hospital  Paul Cohen, M.D., Ph.D.  97  Work Experience

 Mark DiPaolo  98  Work Experience  Board Experience  Currently:  Senior Partner and General Counsel at Sarissa Capital  Prior, include:  Senior member of investment team at Icahn Capital  M&A attorney at Willkie Farr & Gallagher  Currently:  Innoviva, Inc.  Prior:  Novelion Therapeutics

 Keith Horn  99  Work Experience  Board Experience  Currently:  Founder and Managing Member of Loring Capital Advisors  Advisory Board Member of Investcorp Strategic Capital Partners, Sharp Alpha, and the Forest Road Company  Prior, include:  Chief Operating Officer at Elliott Management Corporation  Global Head of Leveraged Finance, Head of Latin America Debt, and Chief of Staff to the Chairman and President at Merrill Lynch  Currently:  Caliper Holdings  ShopOne Centers REIT, Inc.  Prior:  Sarissa Capital Acquisition Corp  Forest Road Acquisition Corp II  Empire Resorts (Chairman of Audit Committee and Special Committee)

 Odysseas Kostas, M.D.  100  Work Experience  Board Experience  Currently:  Senior Managing Director, Head of Research and Partner at Sarissa Capital  Prior, include:  Director at Evercore ISI covering biotechnology and pharmaceutical industries  Practiced internal medicine as part of Yale New Haven Health System  Consultant to various biotechnology companies  Currently:  Innoviva, Inc.  Armata Pharmaceuticals  Prior:  Enzon Pharmaceuticals  Mast Therapeutics

 Louis Sterling  101  Work Experience  Board Experience  Currently:  Self-employed as a private investor in health and wellness  Prior, include:  Managing Director at BondFactor  Senior Associate at Lincolnshire Management  Investment Banking Analyst at Goldman Sachs  Currently:  The Green Organic Dutchman

 Diane Sullivan  102  Work Experience  Board Experience  Currently:  Founder & Strategic Consultant at Diane E. Sullivan LLC  Prior, include:  Chief Commercial Officer at The Medicines Company  Vice President of Market Access & Patient Strategies at AstraZeneca  Vice President of Specialty Payer & Channel Group at Pfizer  Prior:  OrthogenRx (acquired by Avanos Medical)  National Association of Specialty Pharmacy

 Summary  Amarin has a track record of destroying shareholder value  Amarin overpromised and underdelivered again in 2022  Amarin has demonstrated poor capital allocation and may further dilute shareholders  Governance at Amarin run by Chairman Wold-Olsen fails shareholders  Removing Chairman Wold-Olsen and adding Sarissa candidates to the board are in the best interests of shareholders  103

 VOTE THE BLUE PROXY CARD FOR CHANGE AT AMARINDO NOT VOTE the WHITE proxy cardVote “FOR” the election of Sarissa nominees Vote “FOR” the removal of Chairman Per Wold-Olsen The General Meeting of Amarin shareholders is scheduled for February 28, 2023, BUT IN ORDER FOR YOUR VOTE TO BE VALID SARISSA MUST SUBMIT YOUR VOTE BEFORE 10 AM EST (NEW YORK TIME) ON FEBRUARY 22, 2023. THEREFORE, WE ARE ASKING THAT ALL HOLDERS SUBMIT THEIR VOTE BY 11:59 PM EST (NEW YORK TIME) ON TUESDAY, FEBRUARY 21, 2023 (THE NIGHT BEFORE) OR THE EARLIEST TIME POSSIBLE.   104  #FreeAmarin

 105  VOTING FOR ADS HOLDERS (holding shares through a bank or brokerage firm) WILL BE RECEIVING THE BLUE VOTING INSTRUCTION FORM:  Voting by Mail – Sign, date and return your BLUE Voting Instruction Form in the postage paid envelope provided.  Voting by Internet – Locate the URL voting website listed on your BLUE Voting Instruction Form (most holders will have www.proxyvote.com). Please have your BLUE Voting Instruction Form in hand and enter your 16-digit control number located on it and follow the simple voting instructions.   Vote by Phone – Locate the control number featured on your BLUE Voting Instruction Form. Dial the toll-free telephone number on your BLUE Voting Instruction Form.  The General Meeting of Amarin shareholders is scheduled for February 28, 2023, BUT IN ORDER FOR YOUR VOTE TO BE VALID SARISSA MUST SUBMIT YOUR VOTE BEFORE 10 AM EST (NEW YORK TIME) ON FEBRUARY 22, 2023. THEREFORE, WE ARE ASKING THAT ALL HOLDERS SUBMIT THEIR VOTE BY 11:59 PM EST (NEW YORK TIME) ON TUESDAY, FEBRUARY 21, 2023 (THE NIGHT BEFORE) OR THE EARLIEST TIME POSSIBLE.  ADS holders are strongly encouraged to submit their votes as soon as possible (no later than 11:59 PM EST February 21) or risk having their votes not counted

 If you have any questions regarding your BLUE proxy card or voting instruction form or need assistance in executing your proxy card or voting instruction form, please contact:  106  D.F. King & Co., Inc.   48 Wall Street   New York, New York 10005   Shareholders call toll-free: (800) 331-7024   Banks and Brokers call: (212) 269-5550   By Email: AMRN@dfking.com  VOTE THE BLUE PROXY CARD BY 11:59 PM EST (NEW YORK TIME) ON TUESDAY, FEBRUARY 21, 2023 TO ENABLE SARISSA TO SUBMIT ALL PROXY CARDS BY 10 AM EST (NEW YORK TIME) ON FEBRUARY 22, 2023.

 Disclosures  GENERAL CONSIDERATIONS  This presentation is for general information purposes only, is not complete and does not constitute an agreement, offer, a solicitation of an offer, or any advice or recommendation to enter into or conclude any transaction or confirmation thereof (whether on the terms shown herein or otherwise).   The views expressed in this presentation represent the opinions of Sarissa Capital Management LP and certain of its affiliates (collectively, “Sarissa”), which beneficially own shares of Amarin Corporation plc (the “Company”) and are based on publicly available information with respect to the Company. Sarissa recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Sarissa’s conclusions.   Sarissa has neither sought nor obtained the consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. Sarissa does not endorse third-party estimates or research that are used in this presentation solely for illustrative purposes. No warranty is made that data or information, whether derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) or any other regulatory agency or from any third party, is accurate. Past performance is not an indication of future results.  Certain financial information and data used herein have been derived or obtained from filings made with the SEC or other regulatory authorities and from other third party reports. Neither Sarissa nor any of its affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. The figures presented herein may not have been calculated using generally accepted account principles (“GAAP”) or international financial reporting standards (“IFRS”) or audited by independent accountants. Such figures may vary from GAAP and IFRS accounting in material respects, and there can be no assurance that the unrealized values reflected herein will be realized. Further, there is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by Sarissa herein are based on assumptions that Sarissa believes to be reasonable as of the date of this presentation, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material, or that any of the assumptions provided in this presentation are accurate. This presentation does not recommend the purchase or sale of any security.  Sarissa disclaims any obligation to update the data, information or opinions contained in this presentation.  107

 Disclosures  NOT AN OFFER TO SELL OR BUY  Under no circumstances is this presentation intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This presentation does not recommend the purchase or sale of any security and should not be construed as legal, tax, investment or financial advice or advice on the merits of any investment decision. Sarissa currently beneficially owns shares of the Company. Sarissa is in the business of buying and selling securities and intends to continue trading in the securities of the Company. It is possible that there will be developments in the future that cause Sarissa from time to time to sell all or a portion of its holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares, regardless of the views expressed in this presentation. Sarissa reserves the right to take any actions with respect to investments in the Company as it may deem appropriate, and to change its intentions with respect to investments in the Company at any time as it deems appropriate, and disclaims any obligation to notify the market or any other party of any such changes, except as required by law.  CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS  This presentation contains forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of this presentation and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Sarissa. Although Sarissa believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Except to the extent required by applicable law, Sarissa will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.  108

 Disclosures  CONCERNING INTELLECTUAL PROPERTY  All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and Sarissa’s use herein does not imply an affiliation with or endorsement by the owners of these service marks, trademarks and trade names.  ADDITIONAL INFORMATION  Sarissa Capital Management LP (“Sarissa Capital”), together with other participants, filed a definitive proxy statement and an accompanying blue proxy card with the SEC on January 31, 2023, in connection with the solicitation of shareholders of the Company at the general meeting of the Company for the election of Sarissa’s slate of highly-qualified nominees (the “General Meeting”). Shareholders are advised to read the definitive proxy statement and other relevant documents related to the General Meeting as they contain important information.  The definitive proxy statement and other relevant documents are available at no charge on the SEC’s website at www.sec.gov and at www.freeamarin.com. The definitive proxy statement and other relevant documents are also available at no charge by directing a request to Sarissa Capital’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005 (Shareholders can call toll-free: (800) 331-7024).  109